UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: September 9, 2004
Commission File No. 1-8968

ANADARKO PETROLEUM CORPORATION
1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
(832) 636-1000

Incorporated in the	Employer Identification
State of Delaware	No. 76-0146568

Item 7.01 Regulation FD Disclosure

On September 9, 2004, Anadarko announced cash tender offers to purchase approximately $1 billion aggregate principle amount of specified series of its outstanding debt. This information is contained in the press release included in this report as Exhibit 99.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
99 Anadarko Press Release, dated September 9, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

ANADARKO PETROLEUM CORPORATION
(Registrant)

September 9, 2004	By:	/s/ Diane L. Dickey
Diane L. Dickey - Vice President and Controller